[*] CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                  EXHIBIT 10.112

[BAXTER LOGO]
Baxter Healthcare Corporation

                          MEDICATION DELIVERY DIVISION
                         INFUSION DEVICE GROUP AGREEMENT
                                       FOR
                                   CORAM, INC.

Coram, Inc.                                  Baxter Healthcare Corporation
1675 Broadway, Suite 900                     William Graham Building 1-3S
Denver, CO 80202                             Route 120 and Wilson Road
Account #: 34251865                          Round Lake, IL  60073
Attention: Frank Geiger                      Attention: Heather Marcelain
        and
Curaflex Health Services, Inc.
1675 Broadway, Suite 900
Denver, CO 80202

Hereinafter together referred to as "Coram" Hereinafter referred to as "Baxter"

INTRODUCTION

Following acceptance of this Agreement by Coram, Baxter agrees to supply the facilities owned by Coram ("Facilities") as indicated on the attached Exhibit B, as amended from time to time as provided in Section 2, with the Infusion Devices and Related Supplies listed on Schedules A and A-1 ("Products") and Baxter agrees to update Schedule A periodically as new Products are made available.

This Agreement must be signed by December 31, 2003. The Parties' obligations hereunder are contingent upon the execution, delivery and approval of the United States Bankruptcy Court for the District of Delaware, in Case No. 00-3299, of the Master Equipment Lease Agreement attached hereto as Exhibit C.

1.       TERM OF GROUP AGREEMENT

         This Agreement is for a term commencing on the date on which Baxter signs this Agreement ("Commencement Date") and ending on November 30, 2008. The "Anniversary Date" of this Agreement shall be December 1. The Agreement will include an option to renew for an additional two (2) year period by mutual agreement between Baxter and Coram. Should Coram or Facilities choose to purchase Products through an authorized distributor, Coram and Facilities acknowledge that distributors may require up to forty-five (45) additional calendar days to adjust the pricing in their billing system and to notify Coram and Facilities of adjusted pricing. Coram and Facilities understand that the prices a distributor bills Coram or Facilities for Products are at the distributor's discretion. Purchases by Coram reported by authorized distributors will count, at the prices set forth in this Agreement, toward Coram's MCV (as defined below), with the Annual Incentive paid to Coram if applicable.

2.       SALE OF PRODUCTS TO FACILITIES

         Baxter shall make the products listed on the attached Schedules A and A-1 available to Facilities who are owned by Coram as indicated on the attached Exhibit B. Facilities are only eligible for the pricing and terms of this Agreement while they are owned by Coram. Products are to be bought by Coram for its own use and only for use in Facilities in the United States; neither Coram, itself, nor through any affiliate or agent, shall export or otherwise transfer outside the United States Products acquired under this Agreement.

         Coram will promptly notify Baxter of all changes to the Exhibit B in order to maintain the accuracy of the representation during the term of the Agreement. Additional Facilities in the United States may be added, upon written notice by Coram and with Baxter's consent, which consent shall not be unreasonably withheld. The effective date of pricing for new Facilities will be the date set by Baxter.

Confidential

         In the event that Baxter offers a product promotion that Facility may be eligible for, Coram gives Baxter permission to notify Facility of the promotion via facsimile, telephone, electronic mail, regular mail, or any other commercially reasonable method of providing such notifications.

3.       PRICING

         Coram understands this Agreement is effective for the full term. Prices on Schedules A and A-1 shall become effective on the Commencement Date and shall expire [*].

4.       REQUIREMENTS

         Coram shall purchase from Baxter a minimum of [*] of Schedule
         A Products (the "Minimum Committed Volume" or "MCV") during each year of this Agreement. Failure to purchase the MCV shall not be a breach hereof by Coram, but shall result in Coram not receiving the Annual Incentive, unless other factors provided herein (e.g., Baxter's inability to deliver) apply. For purposes of this Agreement, "purchases" shall mean the net invoice price for each Schedule A Product ordered and invoiced less any returns or credits. Accessories for the 6060 Multi-Therapy Ambulatory Infusion Pump shall not be included in the calculation of the MCV and are noted on Schedule A. Should a shortfall in purchases occur due to Baxter's inability to deliver Schedule A Products, Baxter will reduce the MCV for that period to reflect such shortfall caused by Baxter's inability to deliver for that period. Should a shortfall in purchases occur due to a material reduction in the patient population at Coram's Owned Facilities other than as a result of a sale, divestiture or other transfer of Coram's business, or if a shortfall occurs due to a change in therapy, and (in either case) Coram demonstrates that competitive product was not purchased, Baxter shall reduce the unit volume commitment without penalty. Coram will provide information, reasonably satisfactory to Baxter, which clarifies the reduction in Coram's patient population.

         Coram on its behalf and on behalf of all its current Facilities agrees to purchase and/or lease 90% of its requirements of ambulatory infusion pumps (measured by numbers of pumps) and related supplies listed on Schedule A (measured by number of units) from Baxter for a period of 5 years.

         Upon written request from Baxter, Coram shall provide to Baxter a written summary of all purchases and leases of Infusion Devices similar to the 6060 Multi-Therapy Ambulatory Infusion Pump (2M9832) and related supplies purchased or leased from other vendors in order to determine compliance with this Infusion Devices Requirement. Baxter must receive this summary within thirty (30) days of such written request. Baxter shall keep such information confidential and shall use the information solely for the purpose of evaluating compliance under this Agreement.

5.       INFUSION DEVICES

         Baxter is offering Coram the opportunity to purchase or lease the 6060 Multi-Therapy Ambulatory Infusion Pump product code 2M9832 (the "Pumps".)

         Should Coram elect to lease devices they must execute an Equipment Lease Agreement in the form attached as Exhibit C. The unit price per Pump will be $1,600.00 (the "Unit Price"). Coram will prepay fifty percent (50%) of the Unit Price for each Pump acquired within fifteen
         (15) days following delivery of the Pump by Baxter to Coram or Coram's agent. The monthly lease price of product code 2M9832 is as set forth in the attached Equipment Lease Agreement; this price includes a two
         (2) year warranty as described in the Equipment Lease Agreement. At any time prior to the expiration of the two-year warranty, Coram can purchase additional extended warranty coverage at $96.00 per year per Pump. Coram shall have the opportunity to purchase the leased Pumps during the lease period, as set forth in the attached Equipment Lease Agreement.

         Upon execution of this Agreement, Coram will execute a non-cancelable purchase order for a minimum of five thousand two hundred (5200) Pumps, to be delivered within the timeframe indicated on Exhibit D to this Agreement, pursuant to one (or more) sixty-month leases (the "Equipment Lease Agreement"). As used herein, the "Transition Period" is the period of time that it takes Baxter to produce and deliver 5200 Pumps to Coram, provided, however, in no event shall the Transition Period extend beyond December 31, 2004. Baxter's failure to deliver 5200 Pumps shall entitle Coram to pursue the remedies of the buyer under UCC
         Article 2.

         Should Coram elect to purchase a Pump, the price of product code 2M9832 is $1,600.00 per Pump; this price includes a two (2) year warranty, as provided herein. At any time prior to the expiration of the two-year warranty, Coram can purchase additional extended warranty coverage at $96.00 per year per Pump.

Confidential

         During the applicable warranty period, Baxter warrants that the Pumps will be free from defects in materials and workmanship, will conform to the published specifications and be in good working order. During such period Baxter, at its option, will repair or replace any Pump or part of any Pump, except batteries, that Coram notifies Baxter is not working, if the need for such repair or replacement is not caused by i) repairs made to the Equipment by persons not authorized by Baxter, ii) use of the Pump other than according to the instructions which accompanied the Pump, or iii) misuse or abuse of the Pump, as reasonably determined by Baxter in good faith. Baxter will repair or replace the battery for the first six (6) months following the date of purchase. Coram shall advise Baxter in writing about an out of service Pump, give Baxter the opportunity to repair it, and if Baxter chooses to replace it, follow Baxter's instructions for its return, at Baxter's expense, to Baxter. Coram shall be responsible for all consequences of use or operation of such Pump during the time period between Coram's first realizing that the Pump was not working and Baxter's repair or replacement of it. BAXTER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, EXCEPT THOSE SET FORTH IN THE DESCRIPTION AND DIRECTIONS ON THE LABELING OF THE EQUIPMENT INCLUDING, BUT NOT LIMITED TO, THE OPERATOR'S MANUAL. UNLESS THE EQUIPMENT IS USED IN ACCORDANCE WITH THE DIRECTIONS ON THE LABELING AND THE INSTRUCTIONS ACCOMPANYING THE EQUIPMENT, THE WARRANTIES IN SUCH DESCRIPTION AND DIRECTIONS ARE VOID AND OF NO EFFECT. BAXTER'S LIABILITY IS LIMITED TO REPAIR OR REPLACEMENT OF THE DEFECTIVE EQUIPMENT, AND BAXTER SHALL HAVE NO LIABILITY TO CORAM FOR PROXIMATE, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH CORAM'S USE OF THE EQUIPMENT.

6.       INCENTIVES

         COMPLETION BONUS

         Baxter will pay Coram a Completion Bonus of $200.00 per Pump for every pump that Coram orders for delivery within 10 months of the Commencement Date of this Agreement if: (1) Curaflex completes the acquisition of at least 5200 Pumps within the Transition Period; and
         (2) Coram delivers to Baxter within sixty days after the end of the Transition Period all but [*] (the "Retained Pumps") of the 5200 6060 pumps in Coram's existing fleet (as identified in Baxter's records) (the number of Pumps to be returned being referred to herein as the "Required Returns"), together with a certificate certifying that any of the 5200 pumps (excluding the Retained Pumps) that are not returned have been lost or destroyed. Coram shall use the Retained Pumps for Coram's own use, and when Coram has no further need for them Coram will deliver the Retained Pumps to Baxter. If Coram fails to complete the acquisition of at least 5200 pumps, and delivery of the Required Returns, within the Transition Period or, with respect to the Required Returns, within 60 days after the end of such period, but completes such acquisition and delivery of the Required Returns within 12 months of the Commencement Date of this Agreement, then instead of $200 per pump, Baxter will pay to Coram a reduced Completion Bonus of $100.00 per Pump for each Pump that Curaflex acquires within such 12 month period. The applicable Completion Bonus will paid to Coram by check within sixty (60) days after: (1) shipment of all pumps ordered for delivery within the 10 month period and (2) delivery of the Required Returns to Baxter.

         ANNUAL INCENTIVE

         Baxter is pleased to offer an Annual Incentive to Coram for Products listed on Schedule A. If Coram's aggregate purchases of Schedule A Product during any year of the Agreement meet or exceed Coram's MCV as set forth in Paragraph 4 for that year, Baxter shall pay to Coram a discount computed by multiplying the amount of such purchases times [*]. Accessories for the 6060 Multi-Therapy Ambulatory Infusion Pump shall not be included in the Incentive calculation and are noted on Schedule A. This incentive shall be paid by check within sixty (60) days of the annual Anniversary Date.

         Should a shortfall in purchases occur due to Baxter's inability to deliver Schedule A Products, Baxter will reduce the MCV for that period dollar-for-dollar to reflect such shortfall caused by Baxter's inability to deliver for that period.

         REPAIR REIMBURSEMENT REBATE

         Baxter is pleased to offer Coram a Repair Reimbursement Rebate of up to the aggregate amount of $250,000.00 to reimburse Coram for actual repair charges paid by Coram for 6060 Multi-Therapy Ambulatory Infusion Pumps repaired by Baxter during the period January 1, 2003 through September 30, 2003. This Rebate shall be paid by check within sixty
         (60) days from the date on which Baxter signs this Agreement.

         EXTENDED WARRANTY FOR 6060 PUMPS TO BE REPLACED

         Baxter is pleased to extend the warranty program at no charge for its existing 6060 Multi-Therapy Ambulatory Infusion Pumps that are owned and in use by Facilities during the Transition Period on the same terms and conditions as described in paragraph 5 above. At the conclusion of the Transition Period, Coram shall return to Baxter all pumps currently loaned by Baxter to Coram within 30 days.

Confidential

7.       PAYMENT TERMS

         Payment terms are net 30 days from invoice date for 6060 Multi-Therapy Ambulatory Infusion Pumps purchased or leased. Payment terms for Products listed on Schedule A are [*] net 30 days from Invoice Date for payments made by check, cash or wire transfer. A service charge of 1-1/2% per month (or the highest amount allowed by law, if lower) will be added to all amounts past due.

8.       TERMS AND CONDITIONS

         The terms and conditions listed in the Terms and Conditions of Sale, in the Baxter Medication Delivery Systems Product Catalog in effect on the date of shipment apply to all purchases, except in the event of a conflict with the terms hereof, in which case the terms hereof shall govern and control. Baxter may discontinue any Product [*] at any time without further liability to Coram or Facility. In the event of such discontinuation, the MCV will thereafter be permanently reduced by the dollar amount of purchases of the discontinued product made by Coram in the twelve months prior to the discontinuation.

9.       DISCLOSURES

         Any Products and services not paid for by Coram and received by Coram from Baxter under this Agreement, including any applicable Incentives (e.g., Completion Bonus, Annual Incentive, Repair Reimbursement Rebate, Extended Warranty) are discounts. All discounts, rebates or other reductions in price received by Coram from Baxter under this Agreement are "discounts or reductions in price" under the provisions of Section 1128b(b) (3) (A) of the Social Security Act [42 U.S.C. 1320a-7b (b) (3)
         (A)]. Coram and its Facilities shall appropriately reflect such discounts, rebates or other reductions in price as required by that provision or regulations promulgated thereunder.

10.      INVENTORY MANAGEMENT PROGRAM

         To minimize the possibility of delays in supplying Schedule A Products, [*]

11.      REPAIR TURNAROUND TIME

         Baxter is pleased to offer a guaranteed repair turnaround time of [*]

12.      WAIVER

         A waiver of any of the provisions of this Agreement shall not constitute a waiver of any other provision nor shall it constitute a continuing waiver.

13.      ENTIRE AGREEMENT

         If Baxter and Coram are parties to any other agreements covering the same Products covered by this Agreement, then, with regard to such Products, this Agreement shall supersede such other agreements. This Agreement has been entered into in and shall be governed by the laws of the State of Illinois.

14.      CONFIDENTIALITY

         Baxter respects the confidentiality of contractual relationships. Except as provided in paragraph 9, the Parties agree to respect this relationship by not disclosing any information regarding this Agreement to any other party without the other party's prior written consent. If either Party is required by law to publicly disclose this Agreement, the Parties shall mutually agree upon a redacted version of the agreement that may be so disclosed.

15.      ASSIGNMENT

         This Agreement is assignable only with the written consent of both parties, which shall not be unreasonably withheld.

Confidential

16.      MISCELLANEOUS

         Baxter will enter into separate agreements with certain mutually agreed Coram affiliated joint ventures for either the purchase or lease of up to 250 additional pumps under substantially the same terms and conditions offered to Curaflex under the Equipment Lease Agreement attached hereto as Exhibit C.

         At Coram's request and for 12 months following execution hereof, Baxter will sell or lease 6060 pumps to Medical Specialties, Inc., as Coram's agent, under similar terms and conditions offered to Curaflex under the Equipment Lease Agreement attached as Exhibit C, for use by Coram in the ordinary course of business.

         Baxter agrees to indemnify and hold harmless Coram, its subsidiaries, affiliates, successors and permitted assigns and their directors, officers, employees and agents (the "Coram Indemnified Parties") from and against any and all liabilities, damages and claims (including, without limitation, expenses of litigation, investigations and attorneys' fees, settlements and damages) asserted by persons other than the Coram Indemnified Parties arising from or related to defects in materials and/or workmanship of, or failure to meet the specifications applicable to, the Products or Pumps, except to the extent such damages or injuries are caused by the negligent or wrongful acts or omissions of Coram. Coram agrees to indemnify and hold harmless Baxter, its subsidiaries, affiliates, successors and permitted assigns and their directors, officers, employees and agents (the "Baxter Indemnified Parties") from and against any and all liabilities, damages and claims (including, without limitation, expenses of litigation, investigations and attorneys' fees, settlements and damages) asserted by persons other than the Baxter Indemnified Parties arising from or related to Coram's selection, possession, operation and use of the Products or Pumps, except to the extent such damages or injuries are caused by the negligent or wrongful acts or omissions of Baxter.

This Agreement, including all Schedules and Exhibits, may be amended only by a written document signed by Baxter at its home office. No conflicting or additional terms contained in any purchase order or other document submitted by Coram shall be valid unless signed by Baxter at its home office.

This Agreement is not valid until signed by Baxter at its home office in Round Lake, Illinois.

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Agreement on the date below.

CORAM, INC.                                   BAXTER HEALTHCARE CORPORATION

BY: /s/ FRANK GEIGER                         BY: /s/ HEATHER MARCELAIN
    -----------------------------                ------------------------------

NAME: Frank Geiger                           NAME: Heather Marcelain
      ---------------------------                ------------------------------

TITLE: Senior Vice President, MM             TITLE: Sales Contract Administrator
       --------------------------                   ----------------------------

DATE: 12/23/2003                              DATE: 01-05-04
      ---------------------------                   ----------------------------


CURAFLEX HEALTH SERVICES, INC.

BY: /s/ FRANK GEIGER
    -------------------------------

NAME: Frank Geiger
      -----------------------------

TITLE: Senior Vice President, MM
       ----------------------------

DATE: 12/23/2003
      -----------------------------

Confidential

CORAM INC.                    INFUSION DEVICE GROUP AGREEMENT
DENVER, CO                              CORAM, INC.
34251783                                SCHEDULE A

PRODUCT CODE             DESCRIPTION                P/F   U/M   EACH PRICE   CASE PRICE
------------  ------------------------------------  ---   ---   ----------   ----------
2M9833          #   SABRANEST HOLDER & POLE CLAMP     1   EA        [*]          [*]
2M9835          #   MODEL 6060 BATTERY ELIMINATOR/    1   EA        [*]          [*]
2M9838          #   MODEL 6060 RECHARGEABLE           1   EA        [*]          [*]
2M9839          #   6060 SLIM PACK (SEE 606601)       1   EA        [*]          [*]
2M9856              MODEL 6060 PUMP NON-VENTED 78"   30   CA        [*]          [*]
2M9857              MODEL 6060 PUMP NON-VENTED 110   30   CA        [*]          [*]
2M9858              MODEL 6060 PUMP ADMINISTRATI     30   CA        [*]          [*]
2M9859              MODEL 6060 PUMP ADMINISTRATI     30   CA        [*]          [*]
2M9860              MODEL 6060 PUMP NON-DEHP 78"     30   CA        [*]          [*]
2M9861              MODEL 6060 PUMP NON-DEHP 1.2     30   CA        [*]          [*]
2M9862              MODEL 6060 PUMP NON-DEHP 0.22    30   CA        [*]          [*]
2L9001              250 ML DRUG RESERVOIR            30   CA        [*]          [*]
2L9000              100 ML DRUG RESERVOIR            30   CA        [*]          [*]
560100        *     MODEL 6060 PUMP NON-VENTED 78"   30   CA        [*]          [*]
560110        *     MODEL 6060 PUMP NON-VENTED 110   30   CA        [*]          [*]
560112L       *     MODEL 6060 PUMP ADMINISTRATI     30   CA        [*]          [*]
560112GEL     *     MODEL 6060 PUMP ADMINISTRATI     30   CA        [*]          [*]
560113        *     MODEL 6060 PUMP MICROBORE/       30   CA        [*]          [*]
560122L       *     MODEL 6060 PUMP ADMINISTRATION   30   CA        [*]          [*]
560200100     *     100 ML DRUG RESERVOIR W/FILL     30   CA        [*]          [*]
560500100           FINISHED GOOD-100ML DRUG RESER   30   CA        [*]          [*]
560500250           FINISHED GOOD- 250ML DRUG RESE   30   CA        [*]          [*]
567100        *     MODEL 6060 PUMP NON-DEHP 78"     30   CA        [*]          [*]
567112L       *     FINISHED GOOD MODEL 6060 PUMP    30   CA        [*]          [*]
567122L       *     MODEL 6060 PUMP NON-DEHP 0.22    30   CA        [*]          [*]
606050          #   MODEL 6060 BATTERY ELIMINATOR/    1   EA        [*]          [*]
606060          #   MODEL 6060 RECHARGEABLE EXTERN    1   EA        [*]          [*]
606070        * #   MODEL 6060 PUMP HOLDER & POLE     1   EA        [*]          [*]
606086          #   SECURITY KEY (FOR SABRASAFE AN    1   EA        [*]          [*]
606601          #   MODEL 6060 SLIM PACK UP TO 100    1   EA        [*]          [*]
606602          #   MODEL 6060 BACKPACK UP TO 3000    1   EA        [*]          [*]

# = Not included in calculation of Incentives, MCV or Inventory Management
    Program

* = Limited Inventory available

                                                                    Confidential

                                     1 of 2

                                  SCHEDULE A-1

CORAM, INC.
DENVER, CO
34251865

60 MONTH LEASING OPTION

                                                                 LEASE
PRODUCT NUMBER               PRODUCT DESCRIPTION                 TERM      WARRANTY            LEASING PAYMENT
--------------   -------------------------------------------     -----     --------     ------------------------------------
2M9832           6060 Multi-Therapy Ambulatory Infusion Pump      60          24        As Set forth in the Equipment Lease
                                                                                                   Agreement.

PURCHASE OPTION

PRODUCT NUMBER                     PRODUCT DESCRIPTION                  WARRANTY  PURCHASE PRICE
--------------        -------------------------------------------       --------  --------------
2M9832                6060 Multi-Therapy Ambulatory Infusion Pump          24      $ 1,600.000

                                                                    Confidential

                                    EXHIBIT B
                  AGREEMENT WITH BAXTER HEALTHCARE CORPORATION

                   FACILITIES OWNED OR CONTROLLED BY PURCHASER

                          *SEE ATTACHED FACILITY ROSTER

                                    STATEMENT

Coram agrees that the Products purchased under the Agreement between Coram and Baxter Healthcare Corporation are for the exclusive use of the above facilities and their patients only. Coram represents that it and each of the above Facilities have all required local, state and federal licenses applicable to the sale and use of the Products.

CORAM, INC.

BY: /s/ FRANK GEIGER
    ------------------------------

NAME: Frank Geiger
      ----------------------------

TITLE: Senior Vice President, MM
       ---------------------------

DATE: 12/23/2003
      ----------------------------

Confidential



NAME / DBA                                              ADDRESS                             SUITE /FL             CITY
----------                                              -------                             ---------             ----
Coram Healthcare Corporation of Alabama                 400 Riverhills Business Park        Suite 435             Birmingham
Coram Alternate Site Services, Inc.                     1725 West First Street              **                    Tempe
Coram Alternate Site Services, Inc.                     3390 North Campbell Avenue          Suite 130             Tucson
Coram Alternate Site Services, Inc.                     8804 Balboa Avenue                  **                    San Diego
Coram Healthcare Corporation of Northern California     3160 Corporate Place                **                    Hayward
Coram Healthcare Corporation of Northern California     1803 Tribute Road                   Suite B               Sacramento
Coram Healthcare Corporation of Southern California     1049 Grand Central Avenue           **                    Glendale
Coram Healthcare Corporation of Southern California     4355 East Lowell Street             Suite C               Ontario
Coram Healthcare Corporation of Southern California     3002 Dow Avenue                     Suite 104             Tustin
Coram Healthcare Corporation of Southern California     6483 Calle Real                     Units A-C             Goleta
Kern Home Health Resources dba Coram Healthcare         3101 Sillect Avenue                 #109                  Bakersfield
Coram Alternate Site Services, Inc.                     7042 South Revere Parkway           Suite 490             Centennial
Coram Alternate Site Services, Inc.                     7 Barnes Industrial Park Road       **                    Wallingford
Coram Alternate Site Services, Inc.                     9143 Phillips Highway               Suite 300             Jacksonville
Coram Healthcare Corporation of Florida                 6204 Benjamin Road                  Suite 200             Tampa
Coram Healthcare Corporation of Southern Florida        10021 Pines Blvd                    Suite 102             Pembroke Pines
Coram Alternate Site Services, Inc.                     2140 Newmarket Parkway              Suite 106             Marietta
Home Care Hawaii L.L.P                                  94-479 Ukee Street                  **                    Waipahu
Coram Alternate Site Services, Inc.                     3513 Vine Court                     **                    Davenport
Coram Alternate Site Services, Inc.                     5523 Kendall Street                 **                    Boise
Coram Alternate Site Services, Inc.                     1471 Business Center Drive          Suite 500             Mt. Prospect
Coram Alternate Site Services, Inc.                     7114 Lakeview Parkway               Suite 111             Indianapolis
Coram Alternate Site Services, Inc.                     431 Fernhill Avenue                 **                    Fort Wayne
Coram Healthcare Corporation of Indiana                 1290 Arrowhead Court, Suite A       **                    Crown Point
Coram Alternate Site Services, Inc.                     7707 East Osie                      #401                  Wichita
Coram Alternate Site Services, Inc.                     8013 Flint                          **                    Lenexa
Coram Alternate Site Services, Inc.                     115 James Drive West                #100, Westside One    St. Rose
Coram Healthcare Corporation of Massachusetts           233 South Street                    **                    Hopkinton
Coram Healthcare Corporation of Greater D.C             7150 Columbia Gateway Drive         Suite E               Columbia
Coram Alternate Site Services, Inc.                     45801 Mast Street                   **                    Plymouth
Coram Alternate Site Services, Inc.                     4665 44th Street, SE                Suite 190             Grand Rapids
Coram Healthcare Corporation of Michigan                4915 Contec Drive                   **                    Lansing
Coram Alternate Site Services, Inc.                     2345 Waters Drive                   **                    Mendota Heights
Coram Homecare of Minnesota, Inc.                       2345 Waters Drive                   **                    Mendota Heights
Coram Alternate Site Services, Inc.                     423 Main Street Avenue              **                    Moorhead
Coram Alternate Site Services, Inc.                     13205 Lakefront Drive               **                    Earth City




NAME / DBA                                              ST       ZIP           PHONE                 FAX
----------                                              --       ---           -----                 ---
Coram Healthcare Corporation of Alabama                 AL       35242         (205) 995-8117        (205) 995-8165
Coram Alternate Site Services, Inc.                     AZ       85281         (480) 968-1199        (480) 967-1367
Coram Alternate Site Services, Inc.                     AZ       85719-        (520) 881-4053        (520) 881-4269
Coram Alternate Site Services, Inc.                     CA       92123         (858) 576-6969        (858) 974-6606
Coram Healthcare Corporation of Northern California     CA       94545         (510) 732-8800        (510) 732-8801
Coram Healthcare Corporation of Northern California     CA       95815         (916) 565-7233        (916) 567-8255
Coram Healthcare Corporation of Southern California     CA       91201         (818) 543-5169        (818) 543-6128
Coram Healthcare Corporation of Southern California     CA       91761         (909) 605-0010        (909) 605-0024
Coram Healthcare Corporation of Southern California     CA       92780-        (714) 665-1121        (714) 665-1131
Coram Healthcare Corporation of Southern California     CA       93117-        (805) 692-1130        (805) 692-1170
Kern Home Health Resources dba Coram Healthcare         CA       93308         (661) 325-8326        (661) 325-6509
Coram Alternate Site Services, Inc.                     CO       80112         (303) 799-0093        (303) 790-0633
Coram Alternate Site Services, Inc.                     CT       06492-        (203) 284-8558        (203) 284-8580
Coram Alternate Site Services, Inc.                     FL       32256         (904) 363-3089        (904) 363-2159
Coram Healthcare Corporation of Florida                 FL       33634         (813) 884-6987        (813) 886-3357
Coram Healthcare Corporation of Southern Florida        FL       33024-        (954) 430-3216        (954) 430-3116
Coram Alternate Site Services, Inc.                     GA       30067         (770) 952-3021        (770) 952-6840
Home Care Hawaii L.L.P                                  HI       96797-4212    (808) 677-1288        (808) 677-2611
Coram Alternate Site Services, Inc.                     IA       52806         (563) 386-3220        (563) 386-4715
Coram Alternate Site Services, Inc.                     ID       83706         (208) 323-0303        (208) 323-0381
Coram Alternate Site Services, Inc.                     IL       60056         (847) 294-6422        (847) 294-6185
Coram Alternate Site Services, Inc.                     IN       46268         (317) 297-9600        (317) 299-3539
Coram Alternate Site Services, Inc.                     IN       46805         (260) 484-4442        (260) 484-4637
Coram Healthcare Corporation of Indiana                 IN       46307-        (219) 661-0272        (219) 661-8515
Coram Alternate Site Services, Inc.                     KS       67207         (316) 683-9414        (316) 683-3469
Coram Alternate Site Services, Inc.                     KS       66214         (913) 599-1090        (913) 599-1195
Coram Alternate Site Services, Inc.                     LA       70087         (504) 466-5932        (504) 468-8310
Coram Healthcare Corporation of Massachusetts           MA       01748-        (508) 435-7180        (508) 435-2489
Coram Healthcare Corporation of Greater D.C             MD       21046         (410) 720-6501        (410) 720-6460
Coram Alternate Site Services, Inc.                     MI       48170         (734) 454-0800        (734) 454-0614
Coram Alternate Site Services, Inc.                     MI       49512         (616) 940-1961        (616) 940-0496
Coram Healthcare Corporation of Michigan                MI       48910-        (517) 394-0106        (517) 394-0109
Coram Alternate Site Services, Inc.                     MN       55120         (651) 452-5600        (651) 452-9531
Coram Homecare of Minnesota, Inc.                       MN       55120-        (651) 452-5600        (651) 452-9531
Coram Alternate Site Services, Inc.                     MN       56560-2657    (218) 233-2210        (218) 233-8098
Coram Alternate Site Services, Inc.                     MO       63045-        (314) 656-5110        (314) 656-5114

NAME / DBA                                           ADDRESS                               SUITE /FL         CITY
----------                                           -------                               ---------         ----
SSM Infusion Services, LLC                           1992 Innerbelt Business Center Drive  **                Overland
Coram Healthcare Corporation of Mississippi          2 Old River Place                     Suite M           Jackson
Coram Alternate Site Services, Inc.                  1100 Perimeter Park Drive             Suite 114         Morrisville
Coram Alternate Site Services, Inc.                  9401-J Southern Pine Blvd.            **                Charlotte
Coram Alternate Site Services, Inc.                  2 Hendersonville Road                 Suite B-2         Asheville
Coram Alternate Site Services, Inc.                  3504 Vest Mill Road                   **                Winston-Salem
Coram Alternate Site Services, Inc.                  2621 South 156th Circle               **                Omaha
Coram Alternate Site Services, Inc.                  11 H Commerce Way                     **                Totowa
Coram Alternate Site Services, Inc.                  1551 B Mercantile NE                  **                Albuquerque
Coram Healthcare Corporation of Nevada               1380 Greg Street                      Suite #216        Sparks
Coram Healthcare Corporation of Nevada               101 North Pecos Road                  Suite 101-105     Las Vegas
Coram Healthcare Corporation of Greater New York     45 South Service Road                 **                Plainview
Coram Healthcare Corporation of Greater New York     2700 Bellevue Avenue                  **                Syracuse
Coram Healthcare Corporation of Greater New York     9745 Queens Blvd.                     Suite 908         Rego Park
Coram Healthcare Corporation of New York             1 Charles Boulevard                   **                Guilderland
Coram Healthcare Corporation of New York             375 North French Road                 Suite 108         Amherst
Coram Alternate Site Services, Inc.                  53 Circle Freeway Drive               **                Cincinnati
Coram Healthcare Corporation of Kentucky             53 Circle Freeway Drive               **                Cincinnati
Coram Alternate Site Services, Inc.                  4350 Renaissance Parkway              Unit P            Warrensville Heights
Coram Alternate Site Services, Inc.                  235 North MacArthur Boulevard         Suite 100         Oklahoma City
Coram Pharmacy Limited                               140 Wendell Avenue                    Suite 10          North York
Coram Alternate Site Services, Inc.                  7358 S. W. Durham Road                **                Portland
Coram Alternate Site Services, Inc.                  6 Spring Mill Drive                   **                Malvern
Coram Hemophilia Services                            6 Spring Mill Drive                   **                Malvern
Coram Alternate Site Services, Inc.                  220 Executive Drive                   Suite 500         Cranberry Township
Coram Healthcare Corporation of Massachusetts        110 Jefferson Boulevard               Suite B           Warwick
Coram Healthcare Corporation of Rhode Island         110 Jefferson Boulevard               Suite B           Warwick
Coram Healthcare Corporation of South Carolina       1941 Savage Road                      Suite 500AA       Charleston
Coram Healthcare/Carolina Home Therapeutics          720 Gracern Road                      Suite 123         Columbia
Coram Alternate Site Services, Inc.                  1680 Century Center Parkway           Suite 12          Memphis
Coram Alternate Site Services, Inc.                  618 Grassmere Park Drive              Suite 7           Nashville
Coram Alternate Site Services, Inc.                  1904 Lark Street                      Suite 2           Johnson City
Coram Alternate Site Services, Inc.                  9411 Parkfield Drive                  Suite 400         Austin
Coram Alternate Site Services, Inc.                  3610 Willowbend Blvd                  Suite 1010        Houston
Coram Alternate Site Services, Inc.                  7365 Remcon Circle                    Suite A-102       El Paso
Coram Healthcare Corporation of North Texas          1444 Oak Lawn                         Suite 545         Dallas




NAME / DBA                                              ST       ZIP           PHONE                  FAX
----------                                              --       ---           -----                  ---
SSM Infusion Services, LLC                              MO       63114-        (314) 428-0365         (314) 890-0803
Coram Healthcare Corporation of Mississippi             MS       39202         (601) 353-0097         (601) 948-3009
Coram Alternate Site Services, Inc.                     NC       27560         (919) 481-2885         (919) 481-2678
Coram Alternate Site Services, Inc.                     NC       28273         (704) 523-7731         (704) 523-8001
Coram Alternate Site Services, Inc.                     NC       28803         (828) 258-1150         (828) 251-2697
Coram Alternate Site Services, Inc.                     NC       27103-        (336) 765-3680         (336) 765-5259
Coram Alternate Site Services, Inc.                     NE       68130         (402) 330-5482         (402) 330-2697
Coram Alternate Site Services, Inc.                     NJ       07512         (973) 812-9100         (201) 812-9245
Coram Alternate Site Services, Inc.                     NM       87107-        (505) 344-0900         (505) 344-2765
Coram Healthcare Corporation of Nevada                  NV       89431-        (775) 323-1667         (775) 333-8220
Coram Healthcare Corporation of Nevada                  NV       89101         (702) 453-4546         (702) 453-0204
Coram Healthcare Corporation of Greater New York        NY       11803         (516) 753-5330         (516) 753-5483
Coram Healthcare Corporation of Greater New York        NY       13219-        (315) 425-8028         (315) 425-0989
Coram Healthcare Corporation of Greater New York        NY       11374-        (718) 730-9122         (718) 780-9398
Coram Healthcare Corporation of New York                NY       12084         (518) 869-6613         518-869-3760
Coram Healthcare Corporation of New York                NY       14228         (716) 691-3000         (716) 691-5093
Coram Alternate Site Services, Inc.                     OH       45246         (513) 874-1161         (513) 874-8774
Coram Healthcare Corporation of Kentucky                OH       45246-        (513) 874-1161         (513) 874-8774
Coram Alternate Site Services, Inc.                     OH       44128         (216) 591-0900         (216) 591-0664
Coram Alternate Site Services, Inc.                     OK       73127         (405) 495-2273         (405) 787-6018
Coram Pharmacy Limited                                  ON                     (416) 245-2100         (416) 245-2101
Coram Alternate Site Services, Inc.                     OR       97224         (503) 684-3046         (503) 684-6627
Coram Alternate Site Services, Inc.                     PA       19355-        (610) 296-4446         (610) 889-0134
Coram Hemophilia Services                               PA       19355-        (610) 578-1687         (610) 578-1698
Coram Alternate Site Services, Inc.                     PA       16066         (724) 772-3701         (724) 772-3970
Coram Healthcare Corporation of Massachusetts           RI       02886-        (401) 436-6604         (401) 463-1912
Coram Healthcare Corporation of Rhode Island            RI       02886-        (401) 463-6604         (401) 463-1912
Coram Healthcare Corporation of South Carolina          SC       29407         (843) 769-5544         (843) 769-4300
Coram Healthcare/Carolina Home Therapeutics             SC       29210         (803) 731-5076         (803) 731-4979
Coram Alternate Site Services, Inc.                     TN       38134         (901) 386-3738         (901) 388-3992
Coram Alternate Site Services, Inc.                     TN       37211         (615) 832-9366         (615) 832-9069
Coram Alternate Site Services, Inc.                     TN       37604         (423) 434-0110         (423) 434-0095
Coram Alternate Site Services, Inc.                     TX       78758-        (512) 338-9600         (512) 338-4199
Coram Alternate Site Services, Inc.                     TX       77054         (713) 667-4010         (713) 667-9304
Coram Alternate Site Services, Inc.                     TX       79912         (915) 833-0140         (915) 581-9366
Coram Healthcare Corporation of North Texas             TX       75207-        (214) 443-9966         (214) 443-0130




NAME / DBA                                    ADDRESS                                  SUITE /FL                  CITY
----------                                    -------                                  ---------                  ----
Coram Alternate Site Services, Inc.           7042 Alamo Downs Parkway                 Suite 370                  San Antonio
Coram Healthcare Corporation of Utah          1149 West 2240 South                     Suite A                    Salt Lake City
Coram Healthcare Corporation of Greater D.C   4115 Pleasant Valley Drive               Suite 600                  Chantilly
Coram Alternate Site Services, Inc.           1331 118th Avenue SE                     Suite 100                  Bellevue
Coram Alternate Site Services, Inc.           17012 W. Victor Road                     **                         New Berlin
Wisconsin I.V. Affiliates, LLC                5009 Coye Avenue                         **                         Stevens Point
Wisconsin I.V. Affiliates, LLC                3716 Country Drive                       Suite 3                    Rhinelander
Wisconsin I.V. Affiliates, LLC                216 E. Upham Street                      **                         Marshfield
Wisconsin IV Affiliates, LLC                  2074 American Drive                      Unit C                     Neenah
WIVA-Fox Valley, LLC                          2074 American Drive                      Suite A                    Neenah
Coram Alternate Site Services, Inc.           206 Roxalana Business Park               **                         Dunbar
Coram Healthcare of Wyoming, LLC              907 N. Poplar Street                     Suite 155                  Casper




NAME / DBA                                      ST       ZIP           PHONE                FAX
----------                                      --       ---           -----                ---
Coram Alternate Site Services, Inc.             TX       78238-        (210) 523-0125       (210) 523-0160
Coram Healthcare Corporation of Utah            UT       84119         (801) 973-9797       (801) 973-9868
Coram Healthcare Corporation of Greater D.C     VA       20151         (703) 631-1611       (703) 631-6738
Coram Alternate Site Services, Inc.             WA       98005         (425) 450-0076       (425) 450-7003
Coram Alternate Site Services, Inc.             WI       53151-        (262) 785-9318       (262) 785-0484
Wisconsin I.V. Affiliates, LLC                  WI       54481-        (715) 343-5440       (753) 343-5441
Wisconsin I.V. Affiliates, LLC                  WI       54501-        (715) 362-2870       (715) 362-2866
Wisconsin I.V. Affiliates, LLC                  WI       54449         (715) 387-9815       (715) 387-0345
Wisconsin IV Affiliates, LLC                    WI       54956-        (920) 832-8836       (920) 735-8101
WIVA-Fox Valley, LLC                            WI       54901-        (920) 735-8100       (920) 303-3474
Coram Alternate Site Services, Inc.             WV       25064         (304) 768-1241       (304) 768-0925
Coram Healthcare of Wyoming, LLC                WY       82601         (307) 235-8665       (307) 237-3815

EXHIBIT C TO THE INFUSION DEVICE          TO BE COMPLETED BY BAXTER HOME OFFICE
       GROUP AGREEMENT                    Lease Number 8459
                                                       ------------------------
                                          Agreement ID
                                                       ------------------------
[BAXTER LOGO]                             Commencement Date
Baxter Healthcare Corporation                              --------------------

Baxter Capital Services
One Baxter Parkway
Deerfield, Illinois  60015-4633

                                                  MASTER EQUIPMENT
                                                  LEASE AGREEMENT

CUSTOMER NAME: CURAFLEX HEALTH SERVICES, INC.     TERM: 60 MONTHS FROM THE DATE
                                                  SPECIFIED ON THE APPLICABLE
                                                  FACILITY EQUIPMENT SCHEDULE
                                                  BILLING ACCT. NUMBER:

BILLING ADDRESS: 1675 BROADWAY, SUITE 900
                 DENVER, CO 80202                 SHIPPING ACCT. NUMBER:
                                                  (List attached if multiple
                                                  locations)
                                                        P.O. NUMBER:

ATTENTION:

This Agreement is between Baxter Healthcare Corporation, a Delaware Corporation ("Baxter") and Customer. Subject to the provisions of this Agreement, Baxter shall lease to Customer the equipment listed below ("Equipment").

                                             NUMBER
BAXTER PRODUCT CODE FOR EQUIPMENT           OF UNITS
---------------------------------           --------
_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________
_____________________________________________________
                                            _________

NOTES: ADDITIONAL TERMS AND CONDITIONS IN EXHIBIT 1 ARE INCORPORATED HEREIN AND MADE A PART OF THIS AGREEMENT.

1. DATES. The Effective Date of this Agreement is the date of signature by Baxter, however, this Agreement shall not become effective unless and until the United States Bankruptcy Court for the District of Delaware enters a final Order in a form reasonably satisfactory to Baxter approving the terms and conditions of this Agreement. The Commencement Date of this Agreement is defined as the date of shipment of the Equipment. New Commencement Dates will apply to each shipment of specific units of Equipment.

2. PAYMENTS. Beginning on the applicable Commencement Date and each month thereafter, Customer shall pay to Baxter the Total Monthly Fee listed on
Schedule 1 to Exhibit 2 for the Term of Exhibit 2.

Customer payment terms for Baxter invoices are net 30 days. Customer agrees to pay a late payment service fee of 1.5% per month or the highest amount allowed by law, if it is less than 1.5% per month, of the amount of the payment which is overdue.

ACTSTR(03/02)              (C)copyright Baxter Healthcare Corporation 2000-2002.
    PHDATA 1159994_1                                        All Rights Reserved.

                                  AGREEMENT # 8459
                                              ----------------------------------

Customer shall be liable for and shall reimburse Baxter for all reasonable costs, attorney's fees and expenses incurred by Baxter to enforce its rights under this Agreement.

3. TAXES AND OTHER CHARGES. Customer agrees to pay all federal, state, and local taxes, license and registration fees, freight, insurance and transportation charges and all similar costs based on Customer's use of the Equipment, unless Customer is exempt from paying any or all taxes that apply to this Equipment, in which case Customer must provide Baxter with the proper exemption certificates prior to the Effective Date of this Agreement. Baxter will pay all property taxes based on the Equipment to the appropriate taxing authority and Customer will reimburse Baxter for all such payments promptly upon request.

4. OWNERSHIP OF EQUIPMENT. Baxter is the owner of the Equipment and has title to the Equipment, unless and until such time as title transfers to Customer pursuant to the provisions of this Agreement. This Agreement is intended to be a capital lease and not a sale. However, if this Agreement is determined to be a transaction intended as security, Baxter retains and Customer grants to Baxter a first lien security interest in and to all of the Equipment. Customer shall keep all Equipment free and clear of all other liens and encumbrances. Customer authorizes Baxter to file informational UCC filings if Baxter wishes to file such to give notice of Baxter's ownership.

5. PURCHASE OPTION. By providing at least thirty (30) days written notice from time to time prior to the expiration of the Term of this Agreement, Customer shall have the option to purchase the Equipment, in lots of at least 200 pumps, on an "as-is where-is" basis, for a Payoff Amount per pump stated on Exhibit 4. Upon payment of the Payoff Amount, title to the designated Pumps will transfer to Customer and, if requested by Customer, Baxter will deliver a bill of sale.

6. WARRANTIES; DISCLAIMER. Baxter warrants that the Equipment will be free from defects in materials and workmanship, will conform to its published specifications and be in good working order during the warranty period specified in Exhibit 1. BAXTER MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, EXCEPT THOSE SET FORTH IN THE DESCRIPTION AND DIRECTIONS ON THE LABELING OF THE EQUIPMENT AND, THE OPERATOR'S MANUAL. UNLESS THE EQUIPMENT IS USED IN ACCORDANCE WITH THE DIRECTIONS ON THE LABELING AND THE INSTRUCTIONS ACCOMPANYING THE EQUIPMENT, THE WARRANTIES IN SUCH DESCRIPTION AND DIRECTIONS ARE VOID AND OF NO EFFECT. BAXTER'S LIABILITY IS LIMITED TO REPAIR OR REPLACEMENT OF THE DEFECTIVE EQUIPMENT, AND BAXTER SHALL HAVE NO LIABILITY TO CUSTOMER FOR PROXIMATE, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH CUSTOMER'S USE OF THE EQUIPMENT.

6a. Baxter, at its option, will repair or replace any Equipment or part of any Equipment, except batteries, that Customer notifies Baxter is not working, if the need for such repair or replacement is not caused by i) repairs made to the Equipment by persons not authorized by Baxter, ii) use of the Equipment other than according to the instructions which accompanied the Equipment, or iii) misuse or abuse of the Equipment, as reasonably determined by Baxter in good faith. Baxter will repair or replace the battery for the first six (6) months following the Commencement Date. Customer shall advise Baxter in writing about out of service Equipment, give Baxter the opportunity to repair it, and if Baxter chooses to replace it, follow Baxter's instructions for its return, at Baxter's expense, to Baxter. Customer shall be responsible for all consequences of use or operation of such Equipment during the time period between Customer's first realizing that the Equipment was not working and Baxter's repair or replacement of it. Customer's sole remedy and Baxter's maximum liability to Customer with respect to the period during which such Equipment is not in working order shall be limited to withholding the Fees due to Baxter during the time period Equipment is out of service.

7. LOCATION AND USE OF EQUIPMENT. From the date of receipt of the Equipment, Customer agrees to use the Equipment only for the purposes and according to the instructions indicated on the labeling of or included with the Equipment. Customer shall not modify the Equipment without Baxter's prior written consent, and the Equipment shall remain personal property at all times, regardless of how it is attached or installed. Customer shall comply with federal laws and regulations governing medical device tracking. Customer shall only lend the Equipment to those parties for whom Customer is legally responsible for their acts and obligations. Customer shall remain responsible for all consequences of any transfers of the Equipment to any other party and for the performance of any such party's obligations arising as a result of possession and/or use of the Equipment.

8. LOSS OF EQUIPMENT. From the applicable date of shipment of the Equipment, in the event of loss, theft, or destruction of a unit of Equipment, Customer will be charged a replacement cost.

ACTSTR(03/02)              (C)copyright Baxter Healthcare Corporation 2000-2002.
    PHDATA 1159994_1                                        All Rights Reserved.

                                  AGREEMENT # __________________________________

9. INSURANCE. Customer agrees, at Customer's own cost and expense, to keep the Equipment fully insured against destruction and loss from the applicable date of shipment of the Equipment until this Agreement is paid in full and to have Baxter named as loss payee on all such policies. Upon request, Customer will provide Baxter with proof of insurance.

10. ASSIGNMENT. Customer has no right to sell, transfer, assign, or sublease (A) the Equipment or (B) this Agreement without Baxter's prior written consent, which consent will not be unreasonably withheld. Baxter may sell, assign, encumber, or transfer this Agreement to another party without consent from Customer.

11. DEFAULT. If Customer falls behind by more than three months in payment of the Total Monthly Fee or if Customer fails to perform Customer's other obligations under this Agreement, Customer will be in default. If Customer defaults and such default remains uncured for more than ten (10) days following written notice by Baxter to Customer, Baxter can require that Customer pay the Payoff Amount per pump stated on Exhibit 4 in addition to other remedies available to Baxter at law.

12. RETURN OF EQUIPMENT. Upon request or demand by Baxter pursuant to the terms of this Agreement, Customer shall return the Equipment to Baxter in the same condition as when it was delivered to Customer, allowing for normal wear and tear, to such place or on board such carrier, packed for shipping, freight prepaid, as Baxter may specify. With respect to any Equipment for which the Purchase Option is exercised, or any Equipment for which the Agreement remains in place for the full Term and all payments are made, such Equipment will not be returned and title will instead pass to Customer.

13. RESPONSIBILITY. Customer shall be responsible for all liabilities, costs and expenses (including lawsuits and claims for personal injury and property damage) to the extent of and arising out of Customer's selection, possession, operation and use of the Equipment, except to the extent such damages or injuries are caused by defects in materials and/or workmanship of, or failure to meet the specifications applicable to, the Equipment. Customer agrees to hold Baxter harmless against any and all damages or injury associated with the selection, possession, operation and use of the Equipment, except to the extent such damages or injuries are caused by the negligent or wrongful acts or omissions of Baxter. Baxter agrees to hold Customer harmless against any and all damages or injury associated with defects in materials and/or workmanship of, or failure to meet the specifications applicable to, the Equipment, except to the extent such damages or injuries are caused by the negligent or wrongful acts or omissions of Customer.

14. MISCELLANEOUS. This Agreement is the entire agreement between Baxter and Customer relating to the Equipment and, in the event of conflict, supersedes all prior agreements, all purchase orders, acknowledgment forms or other written documents submitted by Customer, and all invoices of Baxter,as well as the Terms and Conditions of Sale appearing on Baxter's Website. It shall not be changed or amended except by written agreement executed by both parties and this Agreement shall not be valid or binding unless approved and accepted by Baxter at its home office. This Agreement shall be governed by and interpreted in accordance with Illinois law.

No changes in this Agreement, including any conflicting or additional terms contained in any purchase order or other document submitted by Customer, shall be valid unless approved in writing by Baxter at its home office.

ACTSTR(03/02)              (C)copyright Baxter Healthcare Corporation 2000-2002.
    PHDATA 1159994_1                                        All Rights Reserved.

                                  AGREEMENT #      8459
                                              ----------------------------------

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Agreement on the date below.

ACCEPTED FOR
CUSTOMER: CURAFLEX HEALTH SERVICES, INC.           BAXTER HEALTHCARE CORPORATION
          1675 BROADWAY, SUITE 900
          DENVER, CO 80202

By:   /s/ FRANK GEIGER                        By:  /s/ THEODORA R. HUDSON
   --------------------------------              -------------------------------

Print Name:  Frank Geiger                     Print Name:  Theodora R. Hudson
           ------------------------                      -----------------------

Title: Senior Vice President, MM              Title:  Operations Analyst
      -----------------------------                 ----------------------------

Date:   12/23/2003                            Date:     12/30/03
     ------------------------------                -----------------------------
                                                         HOME OFFICE ONLY

ACTSTR(03/02)              (C)copyright Baxter Healthcare Corporation 2000-2002.
    PHDATA 1159994_1                                        All Rights Reserved.

               EXHIBIT D TO THE INFUSION DEVICE AGREEMENT BETWEEN
                                CORAM AND BAXTER
                                DELIVERY SCHEDULE

The schedule below indicates the anticipated schedule of manufacture and availability for shipment of Pumps for this Agreement, based upon a Commencement Date of December 29, 2003 and assuming that Coram has executed a non-cancelable purchase order for 5200 Pumps on or before December 29, 2003.

                                            Expected Quantities
       Shipment Period                            Available
-------------------------------             -------------------
Commencement Date to 12/31/2003                        800
1/1/2004 to 3/31/2004                                  [*]
4/1/2004 to 6/30/2004                                  [*]
7/1/2004 to 9/30/2004                                  [*]

Baxter will not be liable or deemed in breach of its obligations under this Agreement for a delay in delivery that results from an act of governmental authority, war, riot, fire, explosion, hurricane, flood; inability to obtain fuel, power, raw materials, containers, plastic film or components, or transportation facilities despite commercially reasonable efforts to obtain them; accident, or any other similar cause beyond its reasonable control preventing the manufacture, shipment, or delivery of the Pumps. In the event of such a delay, Baxter shall promptly notify Coram of the delay and shall use commercially reasonable efforts to resume its performance with the least possible delay.

Confidential

            EXHIBIT 1 TO THE MASTER EQUIPMENT LEASE AGREEMENT BETWEEN
                               CUSTOMER AND BAXTER

                         ADDITIONAL TERMS AND CONDITIONS

1. Upon execution of this Agreement, Customer will execute a non-cancelable purchase order to lease hereunder a minimum of 5,200 (five thousand two hundred) 6060 pumps (the "Pumps") for delivery to Customer.

2. A separate Facility Equipment Schedule will be prepared and signed by Customer's facility for each shipment of Equipment, substantially in the form as provided as Exhibit 2.

3. The obligations of Customer will be guaranteed by Coram Inc., as evidenced by Exhibit 3 to this Agreement. If the guaranty becomes invalid during the Term of this Agreement, it shall constitute a default under this Agreement.

4. The Term of this Agreement shall begin on the Effective Date and shall end sixty (60) months after the end of the Transition Period. As used herein, the "Transition Period" shall be the period of time after the Effective Date that it takes Baxter to deliver 5,200 Pumps to Customer.

5. The Pumps will be leased for an amount equal to $1,600 (one thousand six hundred dollars) plus interest, per Pump. Payment will be $800 (eight hundred dollars) per Pump shipped, due within 15 (fifteen) days of shipment of said Pump plus 60 (sixty) months of payments, per Pump, in accordance with Exhibit 4. Each shipment must be evidenced by a signed Facility Equipment Schedule and payment requirements for those Pumps will be initiated on the shipment date.

6. Warranty for the Equipment is provided pursuant to Paragraph 6a for the first two (2) years after the applicable Commencement Date of each Facility Equipment Schedule. Customer, at its sole discretion, and at any time prior to the expiration of the two year warranty period can purchase an extended warranty from Baxter for up to an additional three
         (3) years at a price of ninety-six dollars ($96) per Pump per year.

                                         TO BE COMPLETED BY BAXTER HOME OFFICE:
[BAXTER LOGO]                            Addendum Number:     8459
                                                         ----------------------
                                         Billing Account Number:
                                                                ---------------

BAXTER HEALTHCARE CORPORATION    EXHIBIT 2 TO THE MASTER LEASE AGREEMENT BETWEEN
DEERFIELD, ILLINOIS  60015-4633                CUSTOMER AND BAXTER

                                                     FACILITY EQUIPMENT SCHEDULE

FACILITY:   Curaflex Health Services, Inc.

                                          SHIPPING ACCOUNT NUMBER:

EFFECTIVE DATE:   12/29/03                TERM: 60 MONTHS FROM COMMENCEMENT DATE

This is a Schedule to the Master Equipment Lease Agreement Number ___________ ("Agreement") between Baxter Healthcare Corporation and CURAFLEX HEALTH SERVICES, INC.. Facility acknowledges that it has in its possession the Equipment listed below.

The Effective Date of this Schedule is the date of signature by Baxter. The Commencement Date of this Schedule is defined as the date of shipment of the Equipment. Beginning on the Commencement Date and each month thereafter, Facility shall pay to Baxter the Total Monthly Fee listed on Schedule 1 to this Facility Equipment Schedule.

All other terms and conditions of the Agreement remain in full force and effect and apply to this Addendum.

                                    NUMBER OF
BAXTER PRODUCT CODE FOR EQUIPMENT     UNITS
---------------------------------   ---------    ------------    ------------
                                       [*]
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                    -----------------------------------------

ACCEPTED FOR
FACILITY:  Curaflex Health Services, Inc.        BAXTER HEALTHCARE CORPORATION

Signature:  /s/ FRANK GEIGER                 Signature:  /s/ THEODORA R. HUDSON
          -------------------------------              -------------------------

Printed Name:   Frank Geiger                 Printed Name:  Theodora R. Hudson
             ----------------------------                 ----------------------

Title:  Senior Vice President, MM            Title:   Operation Analyst
      -----------------------------------          -----------------------------

Date:        12/23/2003                      Date:        12/30/03
     ------------------------------------         ------------------------------

            EXHIBIT 3 TO THE MASTER EQUIPMENT LEASE AGREEMENT BETWEEN
                               CUSTOMER AND BAXTER

                             UNCONDITIONAL GUARANTY

         THIS UNCONDITIONAL AND UNLIMITED GUARANTY, dated as of December 23, 2003 is executed and delivered by Coram, Inc., a Delaware corporation ("GUARANTOR"), for the benefit of Baxter Healthcare Corporation, a Delaware corporation ("BAXTER").

                                   WITNESSETH:

         WHEREAS, Curaflex Health Services, Inc., a Delaware corporation ("CUSTOMER") has executed that certain Master Equipment Lease Agreement dated as of even date herewith (as amended, restated, supplemented or otherwise modified from time to time the "LEASE AGREEMENT");

         WHEREAS, Baxter has agreed, subject to the terms and conditions of the Lease Agreement to lease certain equipment to Customer (the "LEASE");

         WHEREAS, the Guarantor owns, directly or indirectly 100% of the issued and outstanding capital stock of the Customer and acknowledge and agree that they will each derive substantial direct and indirect economic benefits from the Lease; and

         WHEREAS, as a condition to the making of the Lease, Baxter is requiring that the Guarantor furnish this Guaranty;

         NOW THEREFORE, in consideration of the premises set forth above and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

         Section 1. Recitals. The foregoing recitals are incorporated into and made a part of this Guaranty.

         Section 2. Incorporation of Lease Agreement; Definitions. The terms of the Lease Agreement are incorporated herein by reference as if fully set forth in this Guaranty. Capitalized terms used but not defined in this Guaranty have the meanings ascribed to such terms in the Lease Agreement.

         Section 3. Guaranty of Payment. To and for the benefit of Baxter and its successors and assigns, the Guarantor hereby guarantees absolutely and unconditionally:

         (A) the full and prompt payment when due of all payments due under the Lease Agreement, whether as an initial payment, a monthly fee, a payoff amount, by acceleration or otherwise; and

         (B) the full and prompt payment when due of all other amounts owing by Customer under or in connection with the Lease Agreement including, without limitation, the payment of all reasonable attorneys' fees and other out-of-pocket expenses incurred by Baxter in connection with the collection of any indebtedness evidenced by the Lease Agreement or otherwise, whether existing now or hereafter created.

The obligations described in (A) and (B) above are referred to collectively herein as the "GUARANTEED OBLIGATIONS."

         Section 4. Guaranty of Performance. In addition to the guaranty provided for in Section 3 hereof, to and for the benefit of Baxter and its successors and assigns, the Guarantor hereby guarantees, absolutely and unconditionally, the full and prompt performance and observance by Customer of each and every obligation of the Customer in and under the Lease Agreement. The obligations described in this Section 4 are referred to collectively herein as the "PERFORMANCE GUARANTY."

         Section 5. Binding Effect. This Guaranty is unconditional, continuing and irrevocable and is binding upon the Guarantor, and shall remain in full force and effect, and shall not be discharged, impaired or affected by any defense whatsoever that the Customer or the Guarantor, or any of them, may or might have to the performance or observance of the obligations hereby guaranteed or to the performance or observance of any of the terms, provisions, covenants and agreements contained in this Guaranty or the Lease Agreement, or any limitation or exculpation of liability on the part of the Customer or the Guarantor, or any of them.

         Section 6. Consent and Waiver of Guarantor. Baxter may, one or more times in its judgment: make amendments, modifications, supplements or changes of any sort whatever in the terms of the Lease Agreements or manner of doing business with Customer or other obligors; release or discharge Customer or other Obligors; grant waivers, consents, indulgences or take other actions with respect to Customer or other Obligors; release, surrender or fail to perfect or continue perfection of any interest in any Collateral; and/or grant credit to Customer in excess of the amount guaranteed hereunder; all without notice to Guarantor, such notice being expressly waived, and without releasing, discharging or affecting in any way the liability of Guarantor. Baxter may, without notice to or consent of Guarantor, also apply all monies received from Customer or others or from any collateral, as Baxter thinks best without being required to marshal any collateral or assets. Guarantor hereby waives (A) notice of acceptance of this Guaranty and of the making of the Lease by Baxter to the Customer; (B) presentment and demand for payment of the Lease Agreement; (C) protest and notice of dishonor or default to the Guarantor or to any other person or party with respect to the Lease Agreement; (D) all other notices to which the Guarantor might otherwise be entitled; and (E) any demand for payment and/or performance under this Guaranty.

         Section 7. Payment Guaranteed. The guaranty provided for herein is a guaranty of payment and not of collection and the Guarantor further waives any right to require that any action be brought against the Customer or any other person or party.

         Section 8. Return of Payments. The Guarantor's liability shall extend to all amounts which constitute part of the Guaranteed Obligations or the Performance Guaranty and would be owed by Customer under the Lease Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Customer. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must be returned by Baxter upon the insolvency, bankruptcy or reorganization of Customer or by avoidance or similar action or otherwise, all as though such payment had not been made. The Guarantor agrees that if at any time all or any part of any payment applied by Baxter to a Guaranteed Obligation or the Performance Guaranty, is or must be rescinded or returned by Baxter for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of the Customer, such Guaranteed Obligation or portion of the Performance Guaranty, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have continued in existence notwithstanding application by Baxter, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligation or portion of the Performance Guaranty, all as though such application by Baxter had not been made.

         Section 9. Acknowledgement of Risk. The Guarantor is presently informed of the financial condition of the Customer and of all other circumstances which a diligent inquiry would reveal and which bear on the risk of nonpayment of the Guaranteed Obligations. The Guarantor hereby covenants that it will keep itself informed of the Customer's financial condition, status of other guarantors, if any, and of all other circumstances which bear on the risk of nonpayment. Guarantor hereby waives its right, if any, to require Baxter to disclose to it any information which Baxter may now or hereafter acquire, concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.

         Section 10. Subordination of Claims and Subrogation.

         (A) The Guarantor agrees that the Guaranteed Obligations, whether now existing or hereafter created, shall be superior to any claim Guarantor may now have or hereafter acquires against Customer, whether or not Customer becomes insolvent. Guarantor expressly subordinates any claim Guarantor may have against Customer, upon any account whatsoever, to any claim that Baxter may or hereafter have against the Customer. In the event of insolvency and consequent liquidation of the assets of the Customer, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Customer applicable to the payment of the claims of both Baxter and Guarantor shall be paid to Baxter and shall be first applied by Baxter to the Guaranteed Obligations. Guarantor does hereby assign to Baxter all claims which it may have or acquire against the Customer or against any assignee or trustee in bankruptcy of the Customer; provided, however, that such assignment shall be effective only for the purposes of assuring to Baxter full payment in legal tender of the Guaranteed Obligations.

         (B) Guarantor (i) shall have no right of subrogation with respect to the Guaranteed Obligations, and (ii) waives any right to enforce any remedy which Baxter now has or may hereafter have against Customer, any endorser or any guarantor of all or any part of the Guaranteed Obligations, and Guarantor waives any benefit of, and any right to participate in, any security or collateral given to Baxter to secure the payment or performance of all or any part of the Guaranteed Obligations or any other liability of Customer to Baxter. Should Guarantor have the right, notwithstanding the foregoing, to exercise any subrogation rights, Guarantor hereby expressly and irrevocably
                  (a) subordinates any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off that Guarantor may have to the payment in full in cash of the Guaranteed Obligations until the Guaranteed Obligations are paid in full in cash, and (b) waives any and all defenses available to a surety, guarantor or accommodation co-obligor until the Guaranteed Obligations are paid in full un cash. Guarantor acknowledges and agrees that this subordination is intended to benefit Baxter and shall not limit or otherwise affect Guarantor's liability hereunder or the enforceability of this Guaranty.

         Section 11. Successors. This Guaranty, and each and every part hereof, shall be binding upon the Guarantor, and upon its successors and assigns, and shall inure to the benefit of each and every future holder of the Guaranty.

         Section 12. Amendment; No Waiver. This Guaranty may be altered or amended only by a writing signed by the parties hereto. No failure on the part of Baxter to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Baxter of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

         Section 13. Counterparts. This Guaranty may be executed in several counterparts and all such executed counterparts shall constitute one agreement binding on the parties hereto.

         Section 14. Severability. If any provision of this Guaranty is or shall be invalid for any reason, the same shall be deemed to be severable from the remainder thereof and such invalidity shall in no way affect or impair the validity of this Guaranty as a whole or any other provision thereof or the validity of such provision in any other jurisdiction, and the remaining provisions of this Guaranty shall be liberally construed in favor of Baxter in order to carry out the intentions of the parties hereto as nearly as may be possible.

         Section 15. Applicable Law; Submission to Jurisdiction; Jury Waiver. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS, AND NOT THE LAWS OF CONFLICT, OF THE STATE OF ILLINOIS. THE GUARANTOR IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY COMPETENT FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS, IN ANY ACTION OR PROCEEDING UPON OR RELATING TO THIS GUARANTY AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. THE GUARANTOR IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATING TO THIS GUARANTY, OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT HE OR SHE OR IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF ANY WAIVER IN CONNECTION HEREWITH BY INDEPENDENT LEGAL COUNSEL, SELECTED OF HIS OR HER OR ITS OWN FREE WILL, AND/OR THAT HE OR SHE OR IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS GUARANTY AND ANY WAIVERS IN CONNECTION HEREWITH WITH INDEPENDENT LEGAL COUNSEL.

         Section 16. Authority. If any undersigned is a corporation, limited liability company, trust, limited partnership or other entity, such undersigned represents and warrants to Baxter that the execution, delivery and any performance hereunder have been duly authorized and are in accordance with the governing documents of such entity. Any individual executing on behalf of any such entity represents and warrants in their individual capacity that such individual has the authority to do so. Baxter in accepting this Guaranty is expressly relying on the aforesaid representation and warranties.

         Section 17. Notices. Except as otherwise set forth herein, all notices, requests and demands to or upon the parties shall be given by (i) certified mail; (ii) by hand delivery; or (iii) by courier service (including overnight delivery service such as Federal Express). Notices shall be deemed to have been given (a) in the case of notice by certified mail, five days after deposit thereof in the United States mails, postage prepaid, return receipt requested, and (b) in all other cases, upon receipt of the notice. Notices shall be directed to each of the parties hereto and the addresses listed on the signature page hereto or at such other addresses as the parties may subsequently provide notice.

         Section 18. Delivery. This Guaranty shall be deemed to have been submitted by the Guarantor to Baxter at Baxter's principal place of business and shall be deemed to be made thereat.

         Section 19. Revocation. This is an unconditional continuing guaranty which shall remain in full force and effect with respect to Guarantor during the term of the Lease Agreement and relates to any Guaranteed Obligations and renewals and extensions thereof, until this Guaranty has been expressly terminated in writing, such writing having been delivered to Baxter via United States registered or certified mail. Such termination shall be applicable only to transactions having their inception after the effective date of termination and shall not effect any rights or Guaranteed Obligations arising out of transactions having their inception prior to such date even if, subsequent to such transaction, the Guaranteed Obligations are modified, renewed, compromised, extended, or otherwise amended (including, but not limited to, an increase in the interest rate applicable to the Guaranteed Obligations). This Guaranty shall not apply to any obligations created after receipt by Baxter of written notice of its termination as to future transactions.

         IN WITNESS WHEREOF, the undersigned has executed this instrument as of the date first above written.

                                        CORAM, INC.
                                        [GUARANTOR]

                                        Signature: /s/ FRANK GEIGER
                                                   -----------------------------
                                        Name: Frank Geiger
                                              ----------------------------------
                                        Title: Senior Vice President, MM
                                               ---------------------------------

            EXHIBIT 4 TO THE MASTER EQUIPMENT LEASE AGREEMENT BETWEEN
                               CUSTOMER AND BAXTER

                        AMORTIZATION SCHEDULE FOR 1 PUMP

        AMOUNT              PAYOFF
MONTH  BORROWED  PAYMENT    AMOUNT
-----  --------  -------   --------
   0                       $ 800.00
   1   $ 800.00  $  9.21   $ 792.59
   2   $ 792.59  $  9.21   $ 786.02
   3   $ 786.02  $  9.21   $ 779.43
   4   $ 779.43  $  9.21   $ 772.82
   5   $ 772.82  $  9.21   $ 766.18
   6   $ 766.18  $  9.21   $ 759.53
   7   $ 759.53  $  9.21   $ 752.85
   8   $ 752.85  $  9.21   $ 746.15
   9   $ 746.15  $  9.21   $ 739.42
  10   $ 739.42  $  9.21   $ 732.68
  11   $ 732.68  $  9.21   $ 725.91
  12   $ 725.91  $  9.21   $ 719.12
  13   $ 719.12  $ 12.22   $ 709.30
  14   $ 709.30  $ 12.22   $ 699.44
  15   $ 699.44  $ 12.22   $ 689.55
  16   $ 689.55  $ 12.22   $ 679.63
  17   $ 679.63  $ 12.22   $ 669.68
  18   $ 669.68  $ 12.22   $ 659.69
  19   $ 659.69  $ 12.22   $ 649.67
  20   $ 649.67  $ 12.22   $ 639.61
  21   $ 639.61  $ 12.22   $ 629.53
  22   $ 629.53  $ 12.22   $ 619.40
  23   $ 619.40  $ 12.22   $ 609.25
  24   $ 609.25  $ 12.22   $ 599.06
  25   $ 599.06  $ 15.09   $ 585.97
  26   $ 585.97  $ 15.09   $ 572.83
  27   $ 572.83  $ 15.09   $ 559.65
  28   $ 559.65  $ 15.09   $ 546.43
  29   $ 546.43  $ 15.09   $ 533.16
  30   $ 533.16  $ 15.09   $ 519.84
  31   $ 519.84  $ 15.09   $ 506.49
  32   $ 506.49  $ 15.09   $ 493.09
  33   $ 493.09  $ 15.09   $ 479.64
  34   $ 479.64  $ 15.09   $ 466.15
  35   $ 466.15  $ 15.09   $ 452.61
  36   $ 452.61  $ 15.09   $ 439.03
  37   $ 439.03  $ 17.83   $ 422.66

  38   $ 422.66  $ 17.83   $ 406.24
  39   $ 406.24  $ 17.83   $ 389.77
  40   $ 389.77  $ 17.83   $ 373.24
  41   $ 373.24  $ 17.83   $ 356.65
  42   $ 356.65  $ 17.83   $ 340.01
  43   $ 340.01  $ 17.83   $ 323.31
  44   $ 323.31  $ 17.83   $ 306.56
  45   $ 306.56  $ 17.83   $ 289.75
  46   $ 289.75  $ 17.83   $ 272.89
  47   $ 272.89  $ 17.83   $ 255.97
  48   $ 255.97  $ 17.83   $ 238.99
  49   $ 238.99  $ 20.35   $ 219.44
  50   $ 219.44  $ 20.35   $ 199.82
  51   $ 199.82  $ 20.35   $ 180.13
  52   $ 180.13  $ 20.35   $ 160.38
  53   $ 160.38  $ 20.35   $ 140.57
  54   $ 140.57  $ 20.35   $ 120.69
  55   $ 120.69  $ 20.35   $ 100.74
  56   $ 100.74  $ 20.35   $  80.73
  57   $  80.73  $ 20.35   $  60.65
  58   $  60.65  $ 20.35   $  40.50
  59   $  40.50  $ 20.35   $  20.28
  60   $  20.28  $ 20.35   $   0.00